UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2019
Invitation Homes Inc.
(Exact Name of Registrant as Specified in its charter)
Maryland
(State or Other Jurisdiction of Incorporation)

001- 38004	90-0939055
(Commission File Number)	(I.R.S. Employer Identification No.)
1717 Main Street, Suite 2000, Dallas, Texas (Address of Principal Executive Offices)	75201 (Zip Code)
(Registrant’s Telephone Number, Including Area Code) (972) 421-3600
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Common stock, $0.01 par value	INVH	New York Stock Exchange

Item 7.01	Regulation FD Disclosure.
Invitation Homes Inc. (the “Company”) is furnishing with this report a presentation to be used in upcoming investor presentations in June 2019. The full text of the presentation is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01 and the Exhibit 99.1 attached hereto shall neither be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Invitation Homes Inc. Investor Presentation, June 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

By:	/s/ Mark A. Solls
	Name:	Mark A. Solls
	Title:	Executive Vice President, Secretary and Chief Legal Officer
June 3, 2019